                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ----------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported)   26 July 1995
                                                         -----------------



                       Air Products and Chemicals, Inc.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                      1-4534                  23-1274455
    ------------------------        -----------------         ----------------
  (State of other jurisdiction   (Commission file number)   (IRS Identification
       of incorporation)                                            number)

  7201 Hamilton Boulevard, Allentown, Pennsylvania          18195-1501
  ------------------------------------------------        --------------
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                   ---------------

Item 5.  Other Events.

         The Registrant reported third quarter net income of $100 million, or 89 cents per share, compared to last year's $66 million, or 58 cents per share. Excluding special items in both quarters, the company earned $93 million, or 83 cents per share, in this year's third quarter versus $83 million, or 72 cents per share, last year, a per-share increase of 15 percent. Sales rose 13 percent to $982 million compared to $868 million last year.

         Net income in the current quarter included an after-tax gain of $7 million, or 6 cents per share, from a plant sale, while last year's income included a net after-tax loss of $17 million, or 14 cents per share, from three special items.

         Industrial gas sales for the quarter increased 11 percent, and operating income rose 7 percent, excluding special items in both quarters. Profits were driven primarily by strong worldwide volume gains. Merchant gas prices improved in the United States from a year ago, but were down in Europe. Higher profits from the company's joint ventures in Spain, Taiwan, and Korea also contributed to the quarter's results.

         In chemicals, third-quarter sales and operating income were up 14 percent and 9 percent respectively versus the year-ago quarter. Broad based volume gains and improved prices offset lower profits related to the conversion of the company's merchant ammonia capacity in the second quarter.

         Profits in the environmental and energy systems segment were down from last year's third quarter which included a performance bonus associated with a Florida cogeneration facility. Continued excellent operations at American Ref-Fuel's waste-to- energy facilities were offset by power curtailments and a scheduled maintenance outage at the company's cogeneration facility in California.

         The Equipment and Services segment reported higher sales and break-even operating income compared to a loss last year due to project performance.

         For the first nine months of fiscal 1995, Air Products reported net income of $275 million, or $2.45 per share, versus $154 million, or $1.36 per share, in 1994 before the cumulative effect of required accounting changes. Excluding special items (an after-tax gain of $7 million, or 6 cents per share, in the current fiscal year and after-tax losses of $75 million, or 65 cents per share, in 1994), earnings per share increased 19 percent compared to last year as sales rose 13 percent to $2.9 billion.

         Air Products Chairman H. A. Wagner noted that the company continued the share repurchase program previously announced. So far this fiscal year, the company has purchased 2.6 million shares. In fiscal 1994, the company purchased 1.8 million shares.

         Financial tables follow:

                        AIR PRODUCTS AND CHEMICALS, INC.
                 SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                  (Unaudited)

(In millions, except earnings per share)

- ---------------------------------------------------------------------------------
                               Three Months Ended          Nine Months Ended
                                    30 June                     30 June
                                1995        1994            1995      1994
- ---------------------------------------------------------------------------------
Sales                          $982.4      $868.4       $2,886.1      $2,554.3
- ---------------------------------------------------------------------------------

Income Before Cumulative
 Effect of Accounting
 Changes                       $100.1(a)   $ 65.8(b)    $  275.4(a)   $  154.4(c)
Cumulative Effect of
 Accounting Changes               --          --            --            14.3(d)
- ---------------------------------------------------------------------------------
Net Income                     $100.1      $ 65.8       $  275.4      $  168.7
- ---------------------------------------------------------------------------------

Earnings Per Share:
 Income Before Cumulative
  Effect of Accounting
  Changes                      $  .89(a)   $  .58(b)    $   2.45(a)   $   1.36(c)
 Cumulative Effect of
  Accounting Changes              --          --             --            .12(d)
- ---------------------------------------------------------------------------------
 Net Income                    $  .89      $  .58       $   2.45      $   1.48
- ---------------------------------------------------------------------------------

(a) Includes an after-tax gain of $6.6 million, or $.06 per share, from the sale of an industrial gas plant.

(b) Includes an after-tax charge of $15.5 million, or $.13 per share, for a loss on certain interest rate and foreign currency derivative contracts that were terminated or closed during 1994; an after-tax charge of $7.1 million, or $.06 per share, for the outsourcing of the distribution function in the United Kingdom; and a tax benefit of $5.4 million, or $.05 per share, resulting from changes in certain state income tax regulations.

(c) Includes an after-tax charge of $75.1 million, or $.66 per share, for a loss on certain derivative contracts that were terminated or closed during 1994; an after-tax charge of $7.1 million, or $.06 per share, for the outsourcing of the distribution function in the United Kingdom; a tax benefit of $5.4 million, or $.05 per share, resulting from changes in certain state income tax regulations; and an after-tax benefit of $2.3 million, or $.02 per share from the favorable tax treatment, net of expense, of the charitable contribution of the remaining shares of a stock investment in an insurance company.

(d) The company adopted Statement of Financial Accounting Standard (SFAS) No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," SFAS No. 109, "Accounting for Income Taxes," and SFAS No. 112, "Employers' Accounting for Postemployment Benefits," on 1 October l993 and recognized the cumulative effect of these accounting changes.

               AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                              CONSOLIDATED INCOME

(In millions, except per share)
- ----------------------------------------------------------------------------
                                 Three Months Ended      Nine Months Ended
                                       30 June                30 June
                                   1995      1994         1995        1994
- ----------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                             $982.4    $868.4     $2,886.1    $2,554.3
Other income (expense), net         16.7     (10.5)        16.3        (7.2)
- ----------------------------------------------------------------------------
                                   999.1     857.9      2,902.4     2,547.1
- ----------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of sales                      595.7     516.6      1,730.6     1,533.8
Selling, distribution and
 administrative                    216.9     205.4        637.4       588.1
Research and development            25.8      24.4         76.0        70.5
- ----------------------------------------------------------------------------

OPERATING INCOME                   160.7     111.5        458.4       354.7
Income from equity affiliates,
 net of related expenses            15.2       9.5         33.1        21.4
Loss on leveraged interest
 rate swaps                          --       11.3          --        107.7
Interest expense                    24.2      21.7         74.2        59.4
- ----------------------------------------------------------------------------

INCOME BEFORE TAXES                151.7      88.0        417.3       209.0
Income taxes                        51.6      22.2        141.9        54.6
- ----------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE
 EFFECT OF ACCOUNTING CHANGES      100.1      65.8        275.4       154.4
Cumulative effect of
 accounting changes                  --        --           --         14.3
- ----------------------------------------------------------------------------

NET INCOME                        $100.1    $ 65.8     $  275.4    $  168.7
- ----------------------------------------------------------------------------

MONTHLY AVERAGE OF
 COMMON SHARES OUTSTANDING           --        --         112.2       113.7
- ----------------------------------------------------------------------------

EARNINGS PER COMMON SHARE:
Income before cumulative
 effect of accounting changes     $  .89    $  .58     $   2.45    $   1.36
Cumulative effect of
 accounting changes                  --        --           --          .12
- ----------------------------------------------------------------------------

NET INCOME                        $  .89    $  .58     $   2.45    $   1.48
- ----------------------------------------------------------------------------

DIVIDENDS DECLARED PER
 COMMON SHARE - Cash              $  .26    $  .25     $    .75    $    .71
- ----------------------------------------------------------------------------

               AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                          CONSOLIDATED BALANCE SHEETS

(In millions, except per share)
- --------------------------------------------------------------------------------
                                                        30 June       30 June
                ASSETS                                   1995          1994
- --------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                                    $  122.1      $  107.2
Trade receivables, less allowances for
 doubtful accounts                                        616.8         531.9
Inventories                                               311.2         303.4
Contracts in progress, less progress billings             120.2          84.9
Other current assets                                      145.6         114.9
- --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    1,315.9       1,142.3
- --------------------------------------------------------------------------------

INVESTMENTS                                               655.6         619.0

PLANT AND EQUIPMENT, at cost                            7,236.2       6,344.6
 Less - Accumulated depreciation                        3,791.4       3,475.2
- --------------------------------------------------------------------------------
PLANT AND EQUIPMENT, net                                3,444.8       2,869.4
- --------------------------------------------------------------------------------

GOODWILL                                                   66.4          67.2

OTHER NONCURRENT ASSETS                                   237.5         188.5
- --------------------------------------------------------------------------------
TOTAL ASSETS                                           $5,720.2      $4,886.4
- --------------------------------------------------------------------------------

    LIABILITIES AND SHAREHOLDERS' EQUITY
- --------------------------------------------------------------------------------

CURRENT LIABILITIES
Payables, trade and other                              $  580.4      $  403.9
Accrued liabilities                                       242.7         213.1
Accrued income taxes                                       59.3           8.7
Short-term borrowings                                     238.3         179.5
Current portion of long-term debt                          36.4         165.6
- --------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                               1,157.1         970.8
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
LONG-TERM DEBT                                          1,326.1         934.4
DEFERRED INCOME & OTHER NONCURRENT LIABILITIES            420.8         405.3
DEFERRED INCOME TAXES                                     462.0         428.1
- --------------------------------------------------------------------------------
TOTAL LIABILITIES                                       3,366.0       2,738.6

- --------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock, par value $1 per share                      124.7         124.7
Capital in excess of par value                            466.6         480.8
Retained earnings                                       2,326.4       2,083.5
Unrealized gain on investments                             40.2           --
Cumulative translation adjustments                         (7.8)        (15.6)
Treasury Stock, at cost                                  (138.4)        (68.1)
Shares in trust                                          (457.5)       (457.5)
- --------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                              2,354.2       2,147.8
- --------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $5,720.2      $4,886.4
- --------------------------------------------------------------------------------

               AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Effective 1 October 1994, the company adopted Statement of Financial Accounting Standard (SFAS) No.115, "Accounting for Certain Investments in Debt and Equity Securities." Certain investments are reported at fair value with unrealized gains and losses on an after-tax basis recorded in a separate component of shareholders' equity. Prior year's amounts were not restated.

The three and nine months ended 30 June 1995 include a gain of $10.8 million ($6.6 million after tax, or $.06 per share) from the sale of an industrial gas plant.

The third quarter of fiscal 1994 includes a loss of $25.2 million ($15.5 million after tax, or $.13 per share) from certain derivative contract settlements. For the nine months ended 30 June 1994, the loss associated with these contracts totaled $121.6 million ($75.1 million after tax, or $.66 per share).

The three and nine months ended 30 June 1994 include a charge of $10.7 million ($7.1 million after tax, or $.06 per share) for the outsourcing of the United Kingdom's distribution function and a tax benefit of $5.4 million, or $.05 per share, resulting from changes in certain state income tax regulations.

The nine months ended 30 June 1994 include an after-tax benefit of $2.3 million, or $.02 per share, from the favorable tax treatment of the charitable contribution of the remaining shares of a stock investment in an insurance company.

Effective 1 October 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," SFAS No. 109, "Accounting for Income Taxes," and SFAS No. 112, "Employers' Accounting for Postemployment Benefits." The cumulative effect of these accounting changes on years prior to fiscal 1994 is included in net income of the nine months ended 30 June 1994. The cumulative effect of each of these standards is as follows:
SFAS No. 106, $31.3 million charge; SFAS No. 109, $55.9 million gain; and SFAS No. 112, $10.3 million charge. The impact of these accounting changes on income for the nine months ended 30 June 1994, exclusive of the cumulative effect as of 1 October 1993, is not material.

               AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                          SUMMARY BY BUSINESS SEGMENTS

(In millions)
- --------------------------------------------------------------------------------
                               Three Months Ended         Nine Months Ended
                                     30 June                   30 June
                               1995          1994         1995         1994
- --------------------------------------------------------------------------------
Sales:
   Industrial Gases           $542.7        $488.0      $1,613.0     $1,443.6
   Chemicals                   351.9         308.3       1,027.0        866.3
   Environmental/Energy         11.2          17.1          42.2         50.7
   Equipment/Services           76.6          55.0         203.9        193.7
- --------------------------------------------------------------------------------
      CONSOLIDATED            $982.4        $868.4      $2,886.1     $2,554.3
- --------------------------------------------------------------------------------

Operating Income:
   Industrial Gases           $119.7        $ 90.7        $338.2       $278.7
   Chemicals                    50.0          45.7         152.0        111.2
   Environmental/Energy         (2.6)           .6          (2.0)         4.3
   Equipment/Services            --           (1.7)         (4.1)         7.4
   Corporate and Other          (6.4)        (23.8)        (25.7)       (46.9)
- --------------------------------------------------------------------------------
      CONSOLIDATED            $160.7        $111.5        $458.4       $354.7
- --------------------------------------------------------------------------------

Equity Affiliates' Income:
   Industrial Gases            $ 8.3          $2.0         $12.5        $ 2.6
   Chemicals                      .1            .3            .2           .1
   Environmental/Energy          6.8           7.2          20.4         18.7
- --------------------------------------------------------------------------------
      CONSOLIDATED             $15.2          $9.5         $33.1        $21.4
- --------------------------------------------------------------------------------

For the three and nine months ended 30 June 1995, industrial gases includes a gain of $10.8 million from a plant sale.

For the three and nine months ended 30 June 1994, corporate and other operating income includes a loss of $12.2 million from the termination of two foreign currency swap contracts. For these same periods, industrial gases' operating income is reduced by a charge of $10.7 million for the outsourcing of the distribution function in the United Kingdom.

For the nine months ended 30 June 1994, corporate and other includes an expense of $2.3 million for the charitable contribution of the remaining shares of a stock investment in an insurance company.

               AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                         SUMMARY BY GEOGRAPHIC REGIONS


(In millions)
- --------------------------------------------------------------------------------
                               Three Months Ended         Nine Months Ended
                                     30 June                   30 June
                               1995          1994         1995         1994
- --------------------------------------------------------------------------------
Sales:
   United States              $732.6        $670.7      $2,160.8     $1,927.6
   Europe                      216.6         165.1         626.0        537.6
   Canada/Latin America         32.8          32.6          97.8         89.1
   Other                          .4           --            1.5          --
- --------------------------------------------------------------------------------
      CONSOLIDATED            $982.4        $868.4      $2,886.1     $2,554.3
- --------------------------------------------------------------------------------

Operating Income:
   United States              $120.1        $ 92.6        $355.7       $286.6
   Europe                       32.5          12.0          84.3         58.6
   Canada/Latin America          8.0           6.9          18.2          9.5
   Other                          .1           --             .2          --
- --------------------------------------------------------------------------------
      CONSOLIDATED            $160.7        $111.5        $458.4       $354.7
- --------------------------------------------------------------------------------

Equity Affiliates' Income:
   United States               $ 6.5          $7.3         $19.1        $18.7
   Europe                        5.4           2.5          10.8          3.2
   Canada/Latin America          1.7            .8           (.1)         3.5
   Other                         1.6          (1.1)          3.3         (4.0)
- --------------------------------------------------------------------------------
      CONSOLIDATED             $15.2          $9.5         $33.1        $21.4
- --------------------------------------------------------------------------------


For the three and nine months ended 30 June 1995, operating income of the United States includes a gain of $10.8 million from the sale of an industrial gas plant.

For the three months and nine months ended 30 June 1994, operating income of the United States includes a loss of $12.2 million from the termination of two foreign currency swap contracts. For these same periods, operating income of Europe includes a charge of $10.7 million related to the outsourcing of the distribution function in the United Kingdom.

For the nine months ended 30 June 1994, operating income of the United States includes an expense of $2.3 million for the charitable contribution of the remaining shares of a stock investment in an insurance company.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            Air Products and Chemicals, Inc.
                                        ----------------------------------------
                                                     (Registrant)



Dated: July 26, 1995                    By: /s/ Gerald A. White
                                        ----------------------------------------
                                                Gerald A. White
                                                Senior Vice President - Finance